UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2016

PRESBIA PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36824	98-1162329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120/121 Baggot Street Lower

Dublin 2 Ireland

(Address of Principal Executive Offices) (Zip Code)

+353 (1) 659 9446

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2016, Richard Fogarty, Chief Accounting Officer, Vice President, Finance and Secretary of Presbia PLC (the “Company”) notified the Company of his intention to resign from the Company and its affiliates effective March 31, 2016. Mr. Fogarty has served on the Company’s management team since 2013 and led the finance and accounting function as the Company prepared for and completed its initial public offering.

The Company intends to immediately begin the search to identify a Chief Financial Officer to succeed Mr. Fogarty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESBIA PLC

By:	/s/ Todd Cooper
Name:	Todd Cooper
Title:	Chief Executive Officer

Dated: February 12, 2016